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                                                                   EXHIBIT 10.20


                              Assignment Agreement

                                     between

                            LINDAL CEDAR HOMES, INC.,
                             a Delaware corporation

                                   as Seller,

                          Delayed Exchange Corporation,
                            a Washington corporation

                                 as Intermediary

                                       and

                                  SEBCO, Inc.,

                            a Washington corporation

                                  as Purchaser

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                                                                   EXHIBIT 10.20


                              ASSIGNMENT AGREEMENT

     This Assignment Agreement is made and effective as of the 20th day of September, 2000, by and between Lindal Cedar Homes, Inc., a Delaware corporation ("Seller"), Delayed Exchange Corporation, a Washington corporation ("Intermediary") and SEBCO, Inc., a Washington corporation ("Exchangor"), and is executed as an addendum to the Real Estate Purchase and Sale Agreement dated June 29, 2000, as amended, between Seller and Exchangor.

                                    RECITALS

     Seller and Exchangor entered into the above-referenced Real Estate Purchase and Sale Agreement, a true and correct copy of which is attached hereto as Exhibit "A" ("Agreement"), in which Seller agreed to sell the real property described in said Agreement ("Property"). Exchangor desires to structure the acquisition of the Property to qualify as a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended.

     Exchangor and Intermediary entered into an Exchange Agreement dated September 14, 2000, in which Exchangor transferred certain real property to Intermediary in exchange for Replacement Property to be acquired by Intermediary and transferred to Exchangor within the deadlines of Section 1031.

     Exchangor and Intermediary desire that Exchangor assign to Intermediary all right, title and interest of Exchangor under the Agreement with respect to the purchase of the Property in order to facilitate the tax-deferred exchange of Exchangor.

     Seller is agreeable to such assignment.

     Now, therefore, for good and valuable consideration, the parties hereto agree as follows:

     1. ASSIGNMENT. Exchangor hereby assigns and transfers to Intermediary all of its right, title and interest in and under the Agreement with respect to the purchase of the Property.

     Intermediary hereby accepts an assignment of all of Exchangor's right, title and interest in and under the Agreement with respect to the purchase of the Property.

     2. CONSENT TO ASSIGNMENT. Seller hereby consents to this assignment, and acknowledges receipt of this assignment prior to closing.

     3. DIRECT DEED. In order to avoid duplicative recording, escrow and title fees and other like charges, Intermediary hereby instructs Seller, and Seller hereby agrees, to execute a deed to the Property in favor of Exchangor. In addition, Intermediary hereby instructs Seller to execute all other conveyance documents in favor of Exchangor such as an Assignment of Leases.


ASSIGNMENT AGREEMENT PAGE 1
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          Intermediary further instructs Exchangor to execute any and all recourse financing required to obtain the Property. Seller hereby consents to such instruction.

          4. CONTINUING OBLIGATION. Notwithstanding this Assignment Agreement, all warranties, representations, duties and obligations of Seller and Exchangor under the Agreement which are intended to survive the closing of the Property shall continue in full force and effect, and neither Seller or Exchangor shall be released from the same.

          5. TAX EFFECT. No party has made or is making any representations to the other concerning any of the tax effects of the transactions provided for in this Assignment Agreement. No party shall be liable for or in any way responsible to the other party because of any tax effect resulting from the transactions provided for in this Assignment Agreement. Each party is relying on its own tax advisors.

          6. ARBITRATION. In the event of any dispute between any of the parties to this Assignment Agreement in interpreting or enforcing this Assignment Agreement, or in seeking damages for any alleged breach hereof, such dispute shall, in the first instance, be negotiated among the disputing parties in good faith. If not so resolved, the dispute shall be submitted to binding arbitration to be conducted as quickly as possible and in conformance with the rules and procedures of the American Arbitration Association, Seattle, Washington Chapter. The prevailing party shall be entitled to all costs incurred in the arbitration, including actual reasonable attorneys fees and experts fees, as well as all other recoverable costs, damages and awards.

          7. COUNTERPARTS. This Assignment Agreement may be executed in counterparts and shall be binding on all the parties hereto as if one agreement has been signed.

          DATED AS OF THE DATE SET FORTH ABOVE.

     INTERMEDIARY:                             EXCHANGOR:
     Delayed Exchange Corporation,             SEBCO, Inc., a Washington
     a Washington Corporation                  corporation


     /s/ KELLY M. YATES                        /s/ JAY F. AYERS
     ---------------------------------         ---------------------------------
     Kelly M. Yates, House Counsel and         Jay F. Ayers, President
     Authorized Signatory


     SELLER:
     Lindal Cedar Homes, Inc.,
     a Washington corporation


     /s/ SIR WALTER LINDAL
     ---------------------------------
     By Sir Walter Lindal
        ------------------------------

     Its Secretary
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ASSIGNMENT AGREEMENT PAGE 2